                                                             Exhibit 99.906.CERT
                                                             -------------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Fund, Inc.
(the "Registrant"), certify that:

1.   The periodic report on Form N-CSR of the Registrant for the period ended
     12/31/04 (the "Form N-CSR") fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.   The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the
     Registrant.

Date:
      -----------------------

                                                   By: /s/ Jean Bernhard Buttner
                                                       -------------------------
                                                       Jean Bernhard Buttner
                                                       Chairman and President
                                                       Value Line Fund, Inc.

                                                             Exhibit 99.906.CERT
                                                             -------------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line
Fund, Inc. (the "Registrant"), certify that:

1.   The periodic report on Form N-CSR of the Registrant for the period ended
     12/31/04 (the "Form N-CSR") fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.   The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the
     Registrant.

Date:
      --------------------

                                      By: /s/ David T. Henigson
                                          --------------------------------------
                                          David T. Henigson
                                          Vice President and Secretary/Treasurer
                                          Value Line Fund, Inc.